
BUILD-A-BEAR®
EST. 1997
Investor Deck 2022

FORWARD LOOKING AND CAUTIONARY STATEMENTS

This presentation contains certain statements that are, or may be considered to be, “forward-looking statements” for the purpose of federal securities laws, including, but not limited to, statements that reflect our current views with respect to future events and financial performance. We generally identify these statements by words or phrases such as “may,” “might,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “intend,” “predict,” “future,” “potential” or “continue,” the negative or any derivative of these terms and other comparable terminology. Forward-looking statements are based on current expectation and assumptions that are subject to risks and uncertainties which may cause results to differ materially from the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise. Risks and uncertainties to which our forward-looking statements are subject include: (1) macroeconomic and industry risks such as (a) the COVID-19 pandemic has had and is expected to continue to have an adverse effect on our business and results of operations; (b) continued or further declines in retail consumer traffic could adversely affect our financial performance and profitability; (c) declines in general global economic conditions could lead to disproportionately reduced discretionary consumer spending and demand for our products; (d) consumer interests change rapidly and our success depends on the ongoing effectiveness of our marketing and online initiatives to build consumer affinity for our brand and drive consumer demand for our products and services; (e) our profitability could be adversely impacted by fluctuations in petroleum products prices; and (f) our business may be adversely impacted by a variety of significant competitive threats; (2) operational risks such as: (a) we may be unable to generate demand for our interactive retail experience and products, including timely responses to consumer preferences; (b) failure to execute our omnichannel strategy and the costs of investments in e-commerce and digital technology could adversely affect our profitability; (c) we are subject to risks associated with technology and digital operations; (d) we may be unable to renew, renegotiate our store leases or enter into new store leases on favorable terms; (e) our company-owned distribution center and our third-party distribution center providers may experience disruptions or operate inefficiently; and (f) we may not be able to evolve our store locations to align with market trends, successfully diversify our store models and formats, or otherwise effectively manage our overall portfolio of stores; (3) international risks such as: (a) we may not be able to operate our international corporately-managed locations profitably; (b) we rely on a few global supply chain vendors to supply substantially all of our merchandise, and significant price increases or disruption in their ability to deliver merchandise could harm our ability to source products and supply inventory to our stores; (c) our merchandise is manufactured by foreign manufacturers and the availability and costs of our products, as well as our product pricing, may be negatively affected by risks associated with international manufacturing and trade and foreign currency fluctuations; and (d) we may be unable to effectively manage our international franchises, attract new franchisees or the laws relating to our international franchises change; (4) Legal, technology and intellectual property risks such as: (a) we are subject to a number of risks related to disruptions, failures or security breaches of our information technology infrastructure; (b) we may fail to renew, register or otherwise protect our trademarks or other intellectual property and may be sued by third parties for infringement or misappropriation of their proprietary rights; (c) we may suffer negative publicity or be sued if the manufacturers of our merchandise or Build-A-Bear branded merchandise sold by our licensees ship products that do not meet current safety standards or production requirements or if such products are recalled or cause injuries; (d) we may suffer negative publicity or be sued if the manufacturers of our merchandise violate labor laws or engage in practices that consumers believe are unethical; and (e) we may suffer negative publicity or a decrease in sales or profitability if the products from other companies that we sell in our stores do not meet our quality standards or fail to achieve our sales expectations; (5) Risks related to owning our common stock such as: (a) fluctuations in our operating results could reduce cash flow or result in restrictions under our credit agreement and we may be unable to repurchase shares; (b) fluctuations in our quarterly results of operations could cause the price of our common stock to substantially decline; (c) the market price of our common stock is subject to volatility, which could in turn attract the interest of activist shareholders; and (d) provisions of our corporate governing documents and Delaware law may prevent or frustrate attempts to replace or remove our management by our stockholders, even if such replacement or removal may be in our stockholders’ best interests; and (6) general risks such as: (a) we may not be able to operate successfully if we lose key personnel; and (b) we may be unsuccessful in acquiring businesses or engaging in other strategic transactions, which may negatively affect our financial condition and profitability. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent reports on Form 10-K, Form 10-Q and Form 8-K.

A DIVERSIFIED COMPANY WITH A MULTI-GENERATIONAL BRAND

Started as an experiential mall-based retailer focused on children

Has transformed into a multi-dimensional, digital, growing business with a broad and diverse consumer demographic

EXPANDED OMNICHANNEL CAPABILITIES DRIVING DIGITAL DEMAND

Sustained growth in digital demand which has grown to be nearly 20% of net retail sales in FY2021

DIVERSIFIED PORTFOLIO

~35%

of stores are not located in a traditional mall

NEARLY 500 GLOBAL LOCATIONS*

356 United States

117 International

CONNECTED

200MM+

Furry friends sold in nearly 25 years

MULTI-GENERATIONAL APPEAL

>40%

of sales are to tweens, teens and adults

DEEP AND EXTENSIVE LICENSING RELATIONSHIPS

Covering over 75 entertainment, sports and pop culture properties

POWERFUL BRAND

~90% Agree BAB is a fun experience for a child**

Known, emotional and leverageable brand equity

SKILLED PASSIONATE EMPLOYEES

3,500+

Associates

* Store count at end of fiscal Q1-2022. US store count includes 59 third-party retail locations, 2 seasonal shops and excludes vending machines; International includes corporately-managed stores in Canada, the UK and Ireland as well as 64 franchise shops and 3 third-party retail locations

** US Moms of Kids ages 2-12 in the US, C&R Research, 2022

KEY INVESTOR CONSIDERATIONS

Profitable business with high margins and free cash flow

- FY2021 total revenues of $411.5MM and pre-tax income of $50.7MM, the highest in the company's nearly 25-year history.
- The Company has shared guidance for FY2022 for total revenues in the range of $440 million to $460 million and pre-tax income in the range of $52 million to $62 million
- Finished fiscal Q1-2022 with $26.1 million in cash and equivalents. Returning value to shareholders, the Company paid a special dividend in Q4-2021 of approximately $20 million and as of May 25,2022, had repurchased approximately 840,000 shares of its common stock for a total of $14.1 million under the $25.0 million repurchase program authorized by its Board of Directors on November 30, 2021

Powerful brand with multi-generational appeal capturing today's zeitgeist including desire for experience, personalization and "DIY" while recognized as trusted, giving and a part of pop culture

- Over 10 billion media impressions in 2021 demonstrating strong interest from business, trade, entertainment and consumer outlets
- Over 3.6MM social media followers (Facebook, Instagram, Twitter, TikTok, Pinterest and YouTube)

Successfully proven and growing diversified omnichannel business model

- Offerings include experiential brick-and-mortar stores with 1:1 interactive engagement that deliver profitability while supporting omnichannel fulfillment for growing digital demand as well as diverse e-commerce shopping platforms and experiences
- Expanding addressable consumer base with new experiences and products targeting tween, teen and adult affinity and gifting segments
- Leverageable brand strength to diversify revenue streams through licensing, content and entertainment development

Accomplished team created an expanding and profitable business now focused on delivering sustained diversified and profitable growth

- Returned business to profitability while simultaneously building infrastructure to support a multi-dimensional, digital, growing business with a broad and diverse consumer base

CELEBRATING OUR 25TH ANNIVERSARY IN 2022

25 YEARS OF HEART AND HUGS!

Started as a specialty retailer that became a powerful consumer brand

1997

Founded in St. Louis, MO as a groundbreaking experiential mall-based specialty children's retailer

2004

Great success led to IPO on NYSE (BBW); Operated 168 stores in North America and 9 international franchise stores with untapped brand equity

2008-2012

Challenging business period with 4 consecutive years of pre-tax losses

2013

Current management joined to drive a successful turnaround that included a comprehensive digital transformation, diversification of retail locations and development of a range of new business models and formats to leverage brand strength

2022 & moving forward

MORE than malls: ~35% of stores are in non-traditional locations

MORE than plush toys and MORE than "workshops": Leveraging brand strength to develop content and entertainment while outbound licensing owned IP's

MORE than kids: Building a much broader consumer base and addressable market

Now positioned as an evolved thriving entity that is poised for a compelling future

BUILD-A-BEAR IS A POWERFUL BRAND

Well-Known | Multi-Generational | Emotional | Trusted | Extendable


100%
75%
50%
25%
0%
Awareness
Distinctiveness
BBW
Brand 1
Brand 2
Brand 3
Brand 4
Brand 5

US data, C&R Research with Moms of kids ages 2-12 2022

~80% aided brand awareness (US Moms of Kids ages 2-12)

~80% of those surveyed said Build-A-Bear was "distinctive"

Other retail brands include American Girl, Disney, 5 Below, Claire's and LEGO

>60% of store visits are planned and the top occasion is a birthday

Contributing to balanced business seasonality*


Jan-Mar
Jul-Sep
Apr-Jun
Oct-Dec

14MM+

- First party data email contacts in CRM database
- Vast majority in Bonus Club loyalty program

* Reflects average results of multiple years

STRATEGIC SHIFT TO CAPTURE OUR SHARE OF DIGITAL ECONOMY

Rather than "digitizing" the store experience that families love, a strategic shift to diversify the consumer base fueled strong e-commerce growth after updating and upgrading the digital platform and capabilities with CAGR of 34% since 2016

	RETAIL STORES	E-COMMERCE
PRIMARY TARGET	FAMILIES WITH CHILDREN	COLLECTOR AND GIFT GIVERS (TWEENS/TEENS/ADULTS)
SECONDARY TARGET	COLLECTOR & GIFT GIVERS (TWEENS/TEENS/ADULTS)	FAMILIES WITH CHILDREN

RETAIL STORE CONSIDERATIONS

- Hands on interactive experience as important as the product
- Opportunity to engage with brand at younger ages and retain for "one more year" to drive higher "childhood value"
- Store positioning where families go for fun and entertainment for ease of shopping

E-COMMERCE CONSIDERATIONS

- Product foremost with ease and convenience of shopping online
- Once challenging to efficiently market, new tools allow us effectively reach teens/adults
- Likely to have experienced BABW as a child, they still have strong brand affinity but need a "reason" to reengage

Our objective is to extend the reach and size of diverse consumer segments through expanded products and licensed relationships, experiences, occasions, partnerships and marketing activities

BUILD-A-BEAR GETS NOTICED

Over 10 Billion media impressions in 2021 (and 2020)


YAHOO! LIFESTYLE
abc NEWS.com
Build-A-Bear unveils new Matrix Bear ahead of The Matrix Resurrections
POPSUGAR.
GOOD MORNING AMERICA
Bloomberg RADIO
HOW TO SAVE MONEY ON GIFT CARDS
Seeking Alpha
Build-A-Bear Workshop: We See Much More Upside
Furry friends start at $4 during Build-A-Bear's sale Tuesday
People
Build-A-Bear Debuts Spellbinding New Harry Potter Line of Cuddly Witches and Wizards
MarketingTech
Build-A-Bear reinvents online shopping experience with 3D workshop
Dad brought to tears after receiving a teddy bear with his late mother's voice
Next Build-a-Bear Eevee Evolutions Plush is Glaceon
WATCH THE VIDEO
4 NEW YORK
NEWS 12 LONG ISLAND
Car wash company donates 100 Build-A-Bears for children at East Texas Crisis Center
Ashanti Is Looking for the Next Big Pop Star in 'Honey Girls' Trailer (Exclusive)
YAHOO! FINANCE
Nasdaq
Nutanix (NTNX), Build-A-Bear Tie Up For Bear Builder 3D Workshop
Fast-paced Momentum Stock Build-A-Bear (BBW) Is Still Trading at a Bargain
GMA
Baby 'graduates' from NICU in full cap and gown, bought from a Build-A-Bear store
Build-A-Bear Announces Breakup Bears On April Fools' Day
ROMPER
Newsweek
'Animal Crossing' Build-A-Bear: When and How to Buy New Collection Online
The One Where Build-A-Bear® Announces New FRIENDS™ Product
Build-A-Bear's new Christmas movie to premiere on Hallmark Channel Friday
MSNBC
FOX BUSINESS
CNN INTERNATIONAL

BUILD-A-BEAR IS POP CULTURE

Our brand is regularly mentioned on popular TV shows, movies and in celebrity news



SOUTH PARK
THE PANDEMIC SPECIAL
FAMILY GUY
LATE NIGHT WITH SETH MEYERS
Mom
AVENGERS ENDGAME
the BIG BANG THEORY
BUILD-A-BEAR WORKSHOP
THE SIMPSONS
JIMMY Kimmel LIVE!
BuzzFeed Quiz
We're good at this sort of thing.
Build A Bear And We'll Accurately Guess Your Height And Shoe Size
buzzfeed.com
UNDERCOVER BOSS
JENNIFER GARNER LOSES HER CAR
Ryan Reynolds' search for woman's stolen teddy bear gets results: 'Mama bear is home'

BUILD-A-BEAR PARTNERS WITH LEADING BRANDS

License relationships with over 75 world-class collaborators from film, TV, art, games, sports and more support collectible, affinity and gifting business with appeal to expanded consumer demographics

A MODEL OF CONTINUOUS ENGAGEMENT

A continuous circle of engagement driving retail and leveraging brand equity is designed to build a more powerful and profitable business model

CONSUMER

Expand the CONSUMER BASE & ENGAGEMENT by enabling participation in the brand in multiple ways



RETAIL

Leverage the POWER and EMOTIONAL CONNECTION CREATED by THE ONE-TO-ONE retail guest engagement & marketing model to DRIVE BRAND EQUITY

BRAND EQUITY

MONETIZE the earned BRAND EQUITY in CATEGORIES & CHANNELS beyond traditional "retail"

BRAND LEVERAGE

Into NEW CATEGORIES & CHANNELS

...EVEN DURING THE COVID DISRUPTION

2022: PLANS FOR SUSTAINED PROFITABLE GROWTH

① Leverage ongoing digital transformation to drive growth



- Increase repeat purchases leveraging the addition of new advanced digital capabilities
- Expand addressable consumer base beyond kids with new products and incremental purchase occasions
- Utilize digital media, content & entertainment as marketing and brand-building tools to engage consumers and drive sales

② Leverage omnichannel capabilities while evolving retail experiences



- Strategically add ~20 locations in North America in 2022 thru corporate and third-party retail focused on tourist locations
- Capitalize on BAB's 25th celebration to drive incremental visits and sales
- Re-introduce in-store parties (after COVID hibernation) with a fresh take and homage to our 25th "birthday"
- Develop new digital experiences such as the recently launched Bear Builder 3D Workshop to drive digital demand

③ Leverage financial strength and drive sustained profitability



- Maintain disciplined expense management in an environment with higher costs and a tight supply chain, including SG&A, ongoing lease negotiations as we continue to evolve our real estate portfolio while also monitoring the changing external environment
- Strategically manage capital to support key initiatives and innovation developments

LEVERAGE ONGOING DIGITAL TRANSFORMATION

2021 digital demand of $73MM representing a 34% CAGR since 2016

Nearly 20% of net retail sales in 2021, up from 4% in 2012



- E-commerce in both US and UK
  - Positive site traffic trends +30% over prior year*
  - Unique visitors average ~2.6M/month**
  - Site visits average ~4.2M/month**
- Addition of Salesforce technology expanded digital capabilities and efficiencies in marketing and analytics
- Ongoing digital developments and initiatives planned or underway designed to drive further growth including recently launched experiential Bear Builder 3D Workshop
- Order fulfillment supported by new warehouse management system and omnichannel capabilities
  - In additional to modern warehousing, physical stores serve as mini distribution centers for online orders leveraging existing real estate and labor costs
- Continued momentum with growth in consolidated digital demand of +2.1% in fiscal Q1-2022 compared to fiscal Q1-2021; +~90% on a two-year basis and +>200% compared to fiscal Q1-2019

*FY2021 through December
**Combined US and UK sites

LEVERAGE OMNICHANNEL MODEL WHILE EVOLVING RETAIL

Wide range of formats:



Traditional Mall Stores



Tourist Locations



Convenient Walmart Shops



Concourse Model



Seasonal Shops



Vending Machines



Events



Cruise Ships

- Multiple formats serving a wide range of locations including tourist, traditional malls, shop-in-shops including Walmart, seasonal venues or event locations that can also support omnichannel capabilities
- Can operate for days (events such as the NFL Experience), weeks (Gaylord seasonal shops) to months and years

Multiple business model options:

Corporately-managed store model

347 long-term and seasonal locations in the US, Canada, the UK and Ireland

- 99% of NA stores were profitable in FY2021 with 28% average EBITDA as a percent of sales
- Omnichannel capabilities drive efficiency

Third-party retail model

Currently 62 locations with 12 partners/ operators primarily in the US

- Wholesale business model with entertainment and hospitality partners. Top partners include Carnival Cruise Lines and Great Wolf Lodge
- Little to no startup capital to open stores and no direct operational overhead (rent, labor, etc)

International franchise model

Currently 64 locations in 8 countries

- Long-term potential for expansion in existing and new territories
- Established efficient supply chain support for sourcing products, fixtures and equipment

Store counts at end of fiscal Q1-2022 excludes vending machines

NOT OVERSTORED: FUTURE GROWTH PLANNED IN NORTH AMERICA

Build-A-Bear can match the real estate opportunity with the business model and store format to optimize profitable growth with plans to add approximately 20 locations in fiscal 2022 in North America through a combination of corporately-managed and third-party retail models

- **Room to profitably expand:** 97% of NA stores were profitable in FY2021 with over 25% average contribution margin and 99% were EBITDA positive with an average rate of 28%

- **Support for digital demand:** Omnichannel capabilities drive store efficiency

- **High flexibility:** Strong lease optionality with over 75% of locations having a lease event in next 3 years giving high flexibility to continually refine portfolio

- **Innovation pipeline**
  - Build-A-Bear Adventure, a destination party-oriented concept, diversifies our location strategy and experiences
  - New vending machine (Automatic Teddy Machine or "ATM") is low-labor, efficient way to add non-traditional locations such as airports, children's hospitals and more
  - Hybrid center locations extend reach beyond enclosed traditional malls

LEVERAGE BRAND STRENGTH TO DIVERSIFY REVENUE STREAMS

OUTBOUND LICENSING leverages the emotional connection and trust that consumers have for Build-A-Bear allowing for expansion into non-plush products sold in other retailers

Walmart | QVC | amazon | TARGET | five BELOW | Kroger FredMeyer | KOHL'S | overstock | COSTCO



SOLD OUT
CUBSCRIPTION BY BUILD-A-BEAR
BEARY FRIENDS STUFFING STATION
TIE-DYE BEAR MACHINE
NEW TOTALLY PAWSOME 16" BIKE!
INCLUDES A RAINBOW FRIENDS PANDA!
SHOP NOW
STRUCTURES
BUILD-A-BEAR WORKSHOP

LEVERAGE BRAND STRENGTH TO DEVELOP CONTENT & ENTERTAINMENT

The emotional connection with the brand makes content and story-telling a central part of consumer engagement. Build-A-Bear Entertainment creates original music, videos and movies in partnership with leaders in the entertainment industry that serves as marketing to drive interest in other revenue channels

BUILD-A-BEAR Entertainment

MOVIES	RADIO	MUSIC
		

Hallmark CHANNEL
DELIVER BY CHRISTMAS
CHRISTMAS CEO
Honey Girls
SONY PICTURES WORLDWIDE ACQUISITIONS

Build-A-Biz
BUILD-A-BEAR RADIO ON iHeart RADIO
NOWPLAYING with the Sharpe Family Singers
Just feed me
JESSIE JAMES DECKER
12 Books of STORY TIME ON BUILD-A-BEAR RADIO

ARTS MUSIC
Workshop Jams
Honey Girls
"DIAMONDS"
iTunes Store
Spotify
Music

2021 FINANCIAL SNAPSHOT

THE MOST PROFITABLE YEAR IN BBW HISTORY

TOTAL REVENUES
$411.5MM
+61.2% OVER 2020
+21.6% OVER 2019

PRE-TAX INCOME
$50.7MM
+$70.9MM OVER 2020
+$49.1MM OVER 2019
HIGHEST IN NEARLY 25-YEAR HISTORY

GROSS PROFIT MARGIN
53.0%
+1,480 BPS VS 2020
+760 BPS VS 2019

CASH AND EQUIVALENTS
$32.8MM*
+$34.8MM 2020
+$26.7MM 2019
* After ~$20MM special dividend paid in Dec '21

- Delivered the highest revenue in over a decade and highest profit in company's history even with ongoing impact of global pandemic
- Positive momentum has continued into Q1 2022 and while we are navigating an environment with higher costs and a tight supply chain as well as monitoring the evolving external environment, we have issued guidance reflecting further growth for fiscal 2022 compared to fiscal 2021



CONTINUED MOMENTUM IN FISCAL 2022

Q1 2022 DELIVERED RECORD-SETTING TOTAL REVENUES AND PROFITABILITY

TOTAL REVENUES	PRE-TAX INCOME	EBITDA
$117.7MM	$18.2MM	$21.5MM
VS $91.7MM IN Q1 2021*	VS $13.2MM IN Q1 2021*	VS $16.3MM IN Q1 2021*
VS $46.6MM IN Q1 2020**	VS ($18.7MM) IN Q1 2020**	VS ($15.2MM) IN Q1 2020**

* In fiscal Q1-2021, the Company's European stores were temporarily closed for the majority of the period

** In fiscal Q1-2020, the Company's North American and European stores were temporarily closed as of March 18, 2020

FISCAL 2022 GUIDANCE AT THE MIDPOINT OF THE RANGE

TOTAL REVENUES	PRE-TAX INCOME	EBITDA
~$450MM	~$57MM	~$70MM
VS $411.5MM IN FY2021	VS $50.7MM IN FY2021	VS $63.0MM IN FY2021
VS $255.3MM IN FY2020	VS ($20.2MM) IN FY2020	VS ($7.0MM) IN FY2020
HIGHEST IN BBW'S 25-YEAR HISTORY	HIGHEST IN BBW'S 25-YEAR HISTORY	HIGHEST IN BBW'S 25-YEAR HISTORY
Guidance range of $440MM-$460MM	Guidance range of $52MM-$62MM	Guidance range of $65MM-$75MM



The annual guidance takes into account anticipated ongoing inflationary pressures as well as plans to mitigate the impact on margin and assumes no additional material changes in either our supply chain, the macro environment or relevant foreign currency exchange rates

BUILD-A-BEAR IN SUMMARY

Highly profitable business with strong profit margins and significant cash resources

Strong brand that connects emotionally with global reach

Poised for future advancement with an established platform reaching broad consumer segments through a diversified omnichannel business model

Led by a seasoned and accomplished management team that transformed the business into a profitable, digital, growth company

Buildabear.com